Philadelphia, Pa.
January 27, 1997



                                                                    EXHIBIT 23.5


                         INDEPENDENT AUDITORS' CONSENT


     We hereby consent to the inclusion in this Amendment No. 1 to Registration Statement (No. 333-18249) of Kranzco Realty Trust on Form S-4 of our report dated March 22, 1996 on the financial statements of Union Property Inventors, Inc. and to the reference to us under the heading 'Experts' in the Proxy Statement/Prospectus, which is part of this Amendment No. 1 to Registration Statement.


                                                /s/ Deloitte & Touche LLP


New York, NY
January 27, 1997